UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2009 (March 17, 2009)

POINT BLANK SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13112	11-3129361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2102 SW 2nd Street, Pompano Beach, Florida	33069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 630-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 17, 2009, Point Blank Solutions, Inc. (the “Company”) held a conference call to discuss the Company and its results for the fourth quarter and year end results for the fiscal year 2008. A transcript of the conference call, including the question and answer session, is furnished herewith as Exhibit 99.1.

Item 7.01.	REGULATION FD DISCLOSURE.

The information contained in Item 2.02 of this Form 8-K is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	March 17, 2009 conference call transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT BLANK SOLUTIONS, INC.

Date: March 18, 2009		/s/ Jennifer Coberly
	Name: Title:	Jennifer Coberly General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	March 17, 2009 conference call transcript.

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